UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 1, 2003

MERITAGE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8501 E. Princess Drive, Suite 290, Scottsdale, Arizona 85255

(Address of Principal Executive Offices) (Zip Code)

(480) 609-3330

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

99.1	Notice to Directors and Executive Officers of Meritage Corporation, dated December 1, 2003.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.

     On November 14, 2003, Meritage Corporation received notice of a blackout period for its Meritage Corporation 401(k) Savings Plan (the “Plan”). The blackout period is necessary because the Plan will be changing its service provider. During the blackout period, Plan participants will be unable to direct or diversify investments in their accounts, obtain a loan from the Plan, or obtain a distribution from the Plan. The blackout period is estimated to begin on December 17, 2003 and end on January 22, 2004. The Company provided notice of the blackout period to its directors and executive officers on December 1, 2003. A copy of such notice is being provided as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 2, 2003

MERITAGE CORPORATION

/s/ Larry W. Seay

Larry W. Seay
Chief Financial Officer and
Vice President — Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to Directors and Executive Officers of Meritage Corporation dated December 1, 2003.